UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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IRONCLAD PERFORMANCE WEAR CORPORATION

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Fellow Stockholders:

In our proxy letter to shareholders last year, I relayed that 2015 would be a year of continued change for Ironclad as we invested in our brands, infrastructure and team. At the same time, our view was that, while positive about the potential of the year, we were also aware of numerous market factors that could ultimately impact our final performance.

Without a doubt, 2015 was a year of significant challenge and testing for Ironclad. Early in the year we walked away from significant but unprofitable retail businesses, dealt with dock strikes and vendors in financial crisis. There were market declines in some of our key industry segments like oil and gas, the magnitude of which had not been seen in 50 years. Our business was also impacted as our Australia partner suffered through one of the most difficult markets and currency devaluations in the history of their country. After significant deliberation, we terminated our exclusive license and distributorship agreement with ORR Safety and filed a lawsuit against them seeking to remedy breaches of the agreement, and seeking declaratory relief regarding Ironclad’s rights and obligations under that and other agreements. While we firmly believe the action undertaken against ORR Safety was necessary in order to preserve Ironclad’s rights and was in the best interests of our shareholders, we also recognized there would be an immediate financial impact based on our actions.

From a financial perspective, despite the serious decline in our largest market segment of oil and gas, we ended the year with annual sales of $23.6 million, a reduction of 2.8 % or $700,000 from 2014. This decline all took place in our 4th quarter. What shareholders should know is that Ironclad’s sales team, during the 4th quarter booked $2.8 million in new business to replace all but $700,000 of a nearly $3.5 million decline in quarterly bookings from just two long-time customers. ORR Safety, as expected, reduced 4th quarter orders over $2.0 million. The additional $1.5 million decrease came from our Australian partner due to difficult market conditions. This was an outstanding job by the sales team. Our full year gross margin at $8.3 million and 35.1% exceeded the $8.2 million and 33.6% for the full year of 2014 as we improved both in terms of product mix and lower cost of production. SG&A increased by $363,000, primarily the result of legal costs related to the ORR litigation and our investment to support our new programs with Grainger. EBIT for the year of 2015 was -$146,000, a decline of $254,000. The decline again was the result of both litigation expenses and investment for the new Grainger program.

Despite numerous industry hurdles and the distractions of litigation, the Ironclad team has remained focused on our vision and plans for our company. We have invested to expand our team and infrastructure this past year. The team has likewise, invested their personal funds in our company and with sweat equity worked diligently to position Ironclad apart from our competitors.

•	New Ironclad Supply Chain Creates Competitive Weapon: With operations now in place across Asia and production partners in 5 countries, the Ironclad supply chain has begun to provide the competitive advantages required to pursue and win new business. We set service standards that compelled a new level of trust from our customers.
•	Ironclad R&D Drives Breakthrough Technologies: Our research and development team, with our supply chain partners, began building products that are truly different and breakthrough. During 2015 we added 70 new styles to the Ironclad assortment of products, all of which are being actively ordered and sold today. From our new Vibram palmed gloves to a competitive assortment of performance task gloves under our EXO brand, we are winning placements and customers.
•	Ironclad Tactical Gains Immediate Acceptance: Late in the year, Ironclad entered the market with our own tactical line of product. Engineered for performance and value, the line of product was quickly adopted by leading tactical supply houses and is achieving exceptional sell through.

•	Ironclad Expands into New Markets: During the year we began our expansion into the Canada market place. While others are retrenching and cutting back, we believe now is the best time to drive our relationships and new products into the field.
•	New Ironclad Social Media Platform Drives Participation: One of the most visible changes in 2015 was Ironclad’s powerful new website and social media efforts. Our new customer and investor websites have driven more than 100,000 twitter followers and are literally being copied by our competition. Please check it out at www.Ironclad.com.
•	Grainger North American Industrial Program Award Validates Ironclad’s Capabilities: The highpoint for our team in 2015 was the announcement late in the year of Ironclad’s selection by the Grainger Corporation as their North America strategic supplier for mechanic and impact related products. Grainger is recognized as the largest industrial seller of gloves in North America. Ironclad was one of only three companies selected for this this multi-year new program with Grainger. (Ansell and MRC cover other glove categories) This program was a strategic initiative for our entire team during 2015. For months during 2015, it required the combined effort of every department to achieve this goal. We believe this new program with Grainger validates our growing presence and capabilities in the marketplace as a capable, innovative and competitive supplier. More importantly, the Grainger partnership opens doors for Ironclad to penetrate and build market positons in multiple new industry verticals that we had limited access to previously.

Ironclad is Gaining Momentum in 2016:

Over the past six months, many shareholders have communicated their understanding of the difficult market conditions in many industrial segments driven by the tremendous decline in oil and gas. You have communicated valuable insights on the negative impacts to customers and competitors alike.

First, we greatly appreciate your thoughts, support, insights and market intelligence. Second, what is important for all shareholders to understand is that while many competitors have retrenched, downsized, and slowed their efforts, from experience our management team knew this was the time to increase investment and efforts to build new partnerships in these depressed markets. We have been actively doing this all the way through 2015 and will continue to do so in 2016. While these costs have impacted expenses, the results are starting to show. We are off to a solid start in 2016:

Industrial Sales Expansion Diminishes Reliance on Oil and Gas:

•	Grainger’s roll out began in the 1st quarter, and is gaining momentum. The teams from Ironclad and Grainger are working non-stop transitioning users to the new glove assortments. Grainger offers our company a tremendous opening to a far broader spectrum of industrial customers. The majority of Grainger business we are now servicing is outside of oil and gas markets and will reduce our concentration in this sector. The entrée to Grainger customers has created opportunities for Ironclad in new verticals requiring new styles to be added to our line which are also marketable to other customers. The USA Grainger transition is well underway and the Canadian transition is scheduled for May. As with other large new programs, there are always startup and early investment expenses to support the growth and smooth transition of customers and products. To support Grainger’s more than 3,500 sales and training specialists, we have assembled a Grainger sales and support team across the USA and Canada.

•	Ignoring a difficult industrial landscape, our sales team’s efforts are opening new distributors. The termination of our relationship with ORR Safety has also opened doors to distributors previously unwilling to work with ORR or Ironclad. These businesses are both inside and outside of oil and gas markets. Already this year we have gained new commitments from a series of valuable new distributors. Ironclad’s expanded product offering is driving wear trials and placements with new and existing distributors and their end-users.

International Markets Previously Underserved Offer Expanded Opportunity:

•	Simply put, this is an absolute growth market for Ironclad and all its brands. We are pursuing all international businesses today. Having just returned from overseas, we have confirmed our beliefs as to the opportunity these markets present and how our prior distributor, despite statements to the contrary, underserviced these distributors and markets. While most of the overseas business is focused in oil and gas there are important differences to point out. First, unlike North America, many overseas markets are highly active with significant growth potential. Second, the opportunity for Ironclad is not simply on the well head but downstream as well, an area with heavy glove use.

We are quickly working to right this situation. We are rapidly training, outfitting, and building closer working relationships with a growing network of distributors who will sell not one, but all Ironclad brands. As a result, distributors are calling Ironclad now for the opportunity to carry our products. We expect to see growth across numerous regions including the Middle East, North Africa, South America, the Caspian region and into Russia.

Retail and Private Label Businesses Will Drive Growth and More Stability:

•	During 2015 we separated our industrial and retail sales efforts setting senior managers over each area. We believe there are significant growth opportunities at retail and this further diversifies our portfolio again away from oil and gas.

We have a very disciplined and careful approach to growing retail. Led by the head of retail sales, in each vertical we are establishing the preferred retail partners, programs and growth strategies. As each channel (like hardware or DIY) reaches volume levels to support a sales team member we add a focused expert to continue to drive the channel.

The retail team has wasted little time in building and booking wins for Ironclad. Examples include:

•	In 2016 we have added DIY leader Menards as a customer with two programs.
•	As part of their 2016 line review, Ace Hardware selected Ironclad as its “branded performance glove supplier”.
•	Online business at Amazon has in Q1 of 2016 doubled year-over-year.
•	Our private label business that includes Redwing, Duluth Trading and others is expanding in volume and product offerings.

Board Retains Roth Capital Partners to Consider Strategic Growth Options:

Over the past two years our first focus was to internally build infrastructure, product and team. While still important, we believe that there are external growth options for Ironclad as well. Earlier this spring the Ironclad Board of Directors authorized management to retain and work with Roth Capital to consider and recommend potential growth alternatives including acquisition and merger targets that could create strategic value for the company. Our industry is a very diverse and fragmented one with numerous potential companies that, when combined with Ironclad, could bring significant value in a variety of ways, all of which would drive our business and shareholder value.

We have significant expectations for 2016. While the markets continue to be difficult, we are looking at every market for opportunities to diversify, while laying important ground work in others in anticipation of a recovery, hopefully in the near future. As stockholders we want to remind everyone that, as in the past, our size and customer concentration may drive year over year quarterly ups and downs. Our team is working towards an annual performance goal.

Proxy Material and Important Board Change:

Along with this letter you will find the 2016 Proxy materials for our company. There is one particular change that I want to call our shareholder’s attention to regarding specifically the number of Ironclad Board Directors. After significant consideration the Ironclad Board has made a decision to reduce the number of board seats from seven to five for the upcoming year. Four directors are independent. I as President and CEO am the only inside director. There were a number of reasons for this change, including a significant desire to reduce board related expenses allowing more investment in the company. Board related expenses for the trailing twelve months were nearly $400k. As part of this change, Pat O’Brien and Pete Bloomer will not stand for re-election. We appreciate the contributions of both Pat and Pete on behalf of all Ironclad shareholders. I would like to add a special word of thanks to Pete Bloomer, who has been a champion of this company for more than 13 years.

We want to thank our stockholders and the Ironclad Board of Directors for their support, insights, and patience as we work to build our company.

Sincerely,

Jeffrey D. Cordes

Chief Executive Officer

IRONCLAD PERFORMANCE WEAR CORPORATION

1920 Hutton Court, Suite 300

Farmers Branch, TX 75234

(972) 996-5664

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 27, 2016

TO THE STOCKHOLDERS OF IRONCLAD PERFORMANCE WEAR CORPORATION:

You are cordially invited to attend the Annual Meeting of Stockholders of Ironclad Performance Wear Corporation, a Nevada corporation (the “Company”), to be held on June 27, 2016, at 10:00 a.m. Central Time, at the Company’s office, 1920 Hutton Court, Suite 300, Farmers Branch, TX 75234.

At the Annual Meeting, stockholders will be asked to consider and act upon the following matters:

1.	To elect five (5) members of the Board of Directors;
2.	To ratify the appointment of BDO USA, LLP as the Company’s independent accountants for the year ending December 31, 2016;
3.	To hold an advisory vote on executive compensation; and
4.	To transact other business properly presented at the meeting or any postponement or adjournment thereof.

Our Board of Directors has fixed May 3, 2016 as the record date for the determination of stockholders entitled to notice and to vote at the Annual Meeting and any postponement or adjournment thereof, and only stockholders of record at the close of business on that date are entitled to notice and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and at the offices of the Company for 10 days prior to the Annual Meeting.

We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors
May 3, 2016	Jeffrey D. Cordes
Chief Executive Officer, Director

THIS PROXY STATEMENT AND OUR ANNUAL REPORT ON

FORM 10-K ARE AVAILABLE AT www.ironclad.com/sec-filings

IRONCLAD PERFORMANCE WEAR CORPORATION

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 27, 2016

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ironclad Performance Wear Corporation, a Nevada corporation (we, us, our or Ironclad), for use at the annual meeting of stockholders to be held on June 27, 2016, at 10:00 a.m. Central Time, or the Annual Meeting, at the Company’s office, 1920 Hutton Court, Suite 300, Farmers Branch, TX 75234. Accompanying this Proxy Statement is our Board of Directors’ Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

We will bear the expense of this solicitation of proxies. Solicitations will be made only by use of the mail except that, if deemed desirable, officers and regular employees of our company may solicit proxies by telephone, electronic mail or personal calls. We may also engage a proxy solicitation firm on terms and at costs reasonably acceptable to our Board of Directors. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by those persons and we will reimburse them for their reasonable expenses incurred in this regard.

The purpose of the Annual Meeting and the matters to be acted upon are set forth in the attached Notice of Annual Meeting of Stockholders. As of the date of this Proxy Statement, our Board of Directors knows of no other business that may be presented for consideration at the Annual Meeting. All proxies which are properly completed, signed and returned to us prior to the Annual Meeting and which have not been revoked will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A stockholder may revoke its proxy at any time before it is voted either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote its shares in person, provided that if a stockholder holds its shares in street name, such stockholder may vote its shares in person at the Annual Meeting only if it obtains a proxy executed in its favor, from the record holder. If any other business properly comes before the Annual Meeting, votes will be cast pursuant to those proxies in respect of any other business in accordance with the judgment of the persons acting under those proxies.

Our principal executive offices are located at 1920 Hutton Court, Suite 300, Farmers Branch, TX 75234. It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed proxy will commence on or about May 6, 2016.

OUTSTANDING SECURITIES AND VOTING RIGHTS

The close of business on May 3, 2016 has been fixed as the record date for the determination of stockholders entitled to notice and to vote at the Annual Meeting or any postponement or adjournment thereof. As of the record date, we had outstanding 83,098,600 shares of common stock, par value $0.001 per share. Our common stock is our only outstanding voting security. As of the record date, we had 136 holders of record of our common stock.

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A holder of common stock is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting. The nominees for director who receive a plurality of the votes cast by the holders of our common stock, in person or by proxy at the Annual Meeting, will be elected. Approval of the proposal to ratify the appointment of BDO USA, LLP as our independent accountants for the fiscal year ending December 31, 2016 and approval of the advisory vote on the resolution approving the compensation of our executives as disclosed in the compensation tables and related narrative disclosure herein requires the favorable vote of a majority of shares voted at the Annual Meeting or by proxy. A quorum, which is thirty-three and one-third percent (33 1/3%) of the outstanding shares as of May 3, 2016, must be present, or represented by proxy, to hold the Annual Meeting. A quorum is calculated based on the number of shares represented by the stockholders attending in person and by their proxy holders. Abstentions and broker non-votes will be included in the determination of shares present at the Annual Meeting for purposes of determining a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against these matters or deemed present or represented for determining whether stockholders have approved a proposal. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain “non-routine” matters, such as director elections, and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities. Brokers may vote their clients’ shares on routine matters, such as the ratification of our independent registered public accounting firm.

Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in “street name”. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written proxy card. Your submission of the enclosed proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in “street name”, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote at the meeting. If you are a stockholder of record, you may revoke your proxy at any time before the meeting either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person, provided that if your shares are held in “street name”, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote at the Annual Meeting. All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by our Board of Directors.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Proposal 1 is the election of five (5) directors to hold office for a period of one (1) year or until their respective successors have been duly elected and qualified. Our Amended and Restated Bylaws provide that the number of the directors of our company shall be not less than one (1) nor more than nine (9), as fixed from time-to-time by resolution of our Board of Directors. On April 11, 2016, our Board of Directors fixed the number of directors at five (5) effective as of immediately prior to the Annual Meeting.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Our Board of Directors proposes the election of the following nominees as directors:

Vane P. Clayton

Jeffrey D. Cordes

Michael A. DiGregorio

Charles H. Giffen

David Jacobs

If elected, the foregoing five (5) nominees are expected to serve until the 2017 annual meeting of stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

The principal occupation and certain other information about the nominees and certain executive officers are set forth on the following pages.

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CURRENT DIRECTORS/DIRECTOR NOMINEES

The following table sets forth the name, age and position of each of our directors (other than those directors whose term of office will not continue after the Annual Meeting) as of May 3, 2016:

Name	Age	Position
Jeffrey D. Cordes(3)	58	Chief Executive Officer, Director
Vane P. Clayton(2) (3)	57	Director
Michael A. DiGregorio(1)	61	Director
Charles H. Giffen(1)	58	Director
David Jacobs	82	Director

(1)	Member of the Audit Committee of our Board of Directors.
(2)	Member of the Compensation Committee of our Board of Directors.
(3)	Member of the Nomination Committee of our Board of Directors.

Jeffrey D. Cordes, Chief Executive Officer, Director

Mr. Cordes has served as our Chief Executive Officer and a member of our board of directors since February 2014. He brings more than 30 years of extensive executive experience in global textiles and apparel. Mr. Cordes served as President and Chief Operating Officer of Walls Industries, Inc., a leading global company in safety and work apparel, from 2010 through 2013, and as Chief Operating Officer from 2004 to 2010. Prior to Walls, Mr. Cordes served as the Chief Executive officer of Hometown Wholesale Furniture Clubs, Inc. from 2002 to 2004 and as the Chief Operating Officer and Chief Financial Officer of e2 Communications Inc. from 2000 to 2001. Prior to e2 Communications, Mr. Cordes served as President and Chief Operating Officer and as a Director of Pillowtex Corporation (NYSE PTX), a marketer, manufacturer and importer of home textiles, from 1997 to 1999. Mr. Cordes served as Chief Financial Officer and Director of Pillowtex from 1993 to 1997. Mr. Cordes held additional Vice President positions with Pillowtex from 1984 to 1993. Mr. Cordes holds an MBA from the Cox School of Business at Southern Methodist University and an undergraduate degree in Business Administration from Hope College. Mr. Cordes’ extensive executive and industry experience led to the conclusion that he should serve as a director in light of our business and structure.

Vane P. Clayton, Director

Mr. Clayton has served on our board of directors since March 2004, and has served as our Chairman of the Board since May 2014. He currently serves as the Chairman, CEO and board member of KPA, LLC, a technology enabled services company providing environment, health and safety compliance, human resource management software and sales and finance compliance solutions to 6,000 clients in the U.S. and Canada. Mr. Clayton created liquidity for KPA’s prior private equity investors in 2014 with the sale of KPA to CIVC Partners, a Chicago-based Private Equity firm. Prior to KPA, Mr. Clayton was President of ZOLL Data Systems, an Enterprise Software subsidiary of ZOLL Medical Corporation (purchased by Asahi Kasei for $2.2B in 2012). Earlier in his career, Mr. Clayton managed a sales team for Raychem ($1.7B in Sales), a division of Tyco Electronics. Mr. Clayton has experience in directing public and private companies in high growth sales and marketing strategies; new product and channel development; fund raising; Sarbanes-Oxley Section 404 compliance; strategic positioning; and building successful teams. Mr. Clayton holds a B.S. in Agricultural/Mechanical Engineering from Purdue University and an MBA from Harvard Business School.

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Michael A. DiGregorio, Director

Mr. DiGregorio was appointed to our board of directors in January 2013 pursuant to the terms of the previously disclosed Settlement Agreement signed in December 2012. He has spent many years in senior financial and operating capacities in domestic and international markets. A CPA by background, he has been CFO of public and private companies, and also president of two large organizations. Thirteen of those years were spent working with private equity groups, in which he helped transform underperforming companies and helped add significant market value to those enterprises. Since early 2012, he has been developing his board and advisory practice. From mid-2009 to February 2012, he was EVP & CFO for Korn Ferry International, Inc. Previously he had been the CFO at St. John Knits and also at Jafra Cosmetics International, Inc. Mr. DiGregorio also serves as a member of the board of directors of Calavo Growers, Inc. (NASDAQ: CVGW), Matilda Jane Clothing Co. LLC and Humantelligence, LLC. Mr. DiGregorio’s experience in senior financial and operating capacities led to the conclusion that Mr. DiGregorio should serve on our board of directors in light of our business and structure.

Charles H. Giffen, Director

Mr. Giffen was appointed to our board of directors in January 2013 pursuant to the terms of the Settlement Agreement disclosed above. He is a veteran management consultant and executive coach, specializing in optimizing all aspects of operational and financial performance for small to mid-size businesses. Mr. Giffen holds over 30 years of broad business experience, both managing and advising a wide variety of companies in different industries and sectors (manufacturing, wholesale, service, professional), and he has worked as a management consultant for the last 15 years. His company, Small Biz Wrangler, maximizes execution, efficiency, communication, leadership and profitability for its client companies. Previously, Mr. Giffen served as President and Chief Operating Officer of GTCO Calcomp, Inc., a leading manufacturer of computer input peripherals and pioneer in electromagnetic digitizing technology. He has also developed entertainment ventures in cable television (New Culture Network, Inc.) and motion simulation (RideTime USA, Inc.), and managed operations for publishing and technical education companies. In addition to his other consulting activities, he is currently serving as President of Contractors State License Schools (Van Nuys, CA), which provides license exam preparation and other services at 23 locations throughout California. Mr. Giffen holds a Bachelor of Arts in Economics from the University of Maryland at College Park. Mr. Giffen’s experience in optimizing operational and financial performance led to the conclusion that Mr. Giffen should serve on our board of directors in light of our business and structure.

David Jacobs, Director

Mr. Jacobs has served on our board of directors since May 2012. He is the Founder (in 1978), of Spyder Active Sports, Inc., the largest specialty ski wear brand in the world with sales in 54 countries. It was purchased by Apax Partners, in 2004. Prior to Spyder, Mr. Jacobs introduced the Pearl Izumi brand of bicycling wear to the U.S. through a joint venture with the Japanese owners from 1982 to 1989. In 1972, Mr. Jacobs founded the Hot Gear children’s ski wear brand. From 1966 to 1969, he was a joint venture partner with Bob Lange, the founder of the first plastic ski boot, and then served as Vice President in charge of International operations for Lange USA from 1969 to 1972. Mr. Jacobs is the winner of the Ernst & Young Entrepreneur of the Year award for the Rocky Mountain Region in 2004, and was inducted into the Boulder Business Hall of Fame in 2004. As an athlete, Mr. Jacobs was the Canadian National Downhill Champion, Head Coach of Canada’s National Ski Team, and has been named to the Canadian Ski Hall of Fame, the Colorado Ski Hall of fame, and the Laurentian Ski Hall of fame. From 2001 to 2002, before the Company went public, Mr. Jacobs served on the board of directors of Ironclad Performance Wear Corporation, a California corporation and our wholly-owned subsidiary. Mr. Jacobs’ extensive experience managing and growing apparel businesses make him a valuable addition to our Board of Directors in light of our business and structure.

OTHER EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our other executive officers as of May 3, 2016:

Name	Age	Position
William Aisenberg	55	Executive Vice President, Chief Financial Officer and Secretary

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William Aisenberg, Executive Vice President, Chief Financial Officer & Secretary

Mr. Aisenberg has served as our Executive Vice President & Chief Financial Officer since May 2014. Mr. Aisenberg, a Certified Public Accountant, brings more than 30 years of financial executive experience in apparel, consumer products, and the public accounting field. Most recently Mr. Aisenberg served as Executive Vice President and Chief Financial Officer at Walls Industries, a leading company in work, sporting and safety apparel. Prior to Walls, Mr. Aisenberg served as Vice President and Corporate Controller at Strategic Equipment and Supply Corporation. Mr. Aisenberg also has acquired cross functional experience working with other companies, including The Brinkmann Corporation, Pinnacle Trading Card Company, The Foster Grant Group and Arthur Andersen & Co. Mr. Aisenberg holds a Bachelor of Science degree in Accounting from Long Island University.

FURTHER INFORMATION CONCERNING OUR BOARD OF DIRECTORS

Meetings. Our Board of Directors held four meetings during fiscal 2015. All directors then serving attended 75% or more of all of the meetings of our Board of Directors in fiscal 2015. While directors generally attend annual stockholder meetings, we have not established a specific policy with respect to members of our Board of Directors attending annual stockholder meetings.

Committees. Our Board of Directors currently has the following standing committees: Audit Committee, Compensation Committee and Nomination Committee. All directors then serving attended 75% or more of all the meetings of each committee of which they were a member in fiscal 2015.

Our Audit Committee currently consists of Messrs. DiGregorio (Chair), Giffen and O’Brien. Our Board of Directors has determined that Mr. DiGregorio is an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K, and that Mr. DiGregorio is “independent” as that term is defined in the applicable rules for companies traded on the NASDAQ Stock Market. Our Board of Directors has also determined that each other member of our Audit Committee is able to read and understand fundamental financial statements and has substantial business experience that results in such member’s financial sophistication. Accordingly, our Board of Directors believes that each member of our Audit Committee has sufficient knowledge and experience necessary to fulfill such member’s duties and obligations on our Audit Committee. The primary purposes of our Audit Committee are (i) to review the scope of the audit and all non-audit services to be performed by our independent auditors and the fees incurred by us in connection therewith, (ii) to review the results of such audit, including the independent accountants’ opinion and letter of comment to management and management’s response thereto, (iii) to review with our independent accountants our internal accounting principles, policies and practices and financial reporting, (iv) to engage our independent auditors, (v) to review our quarterly and annual financial statements prior to public issuance, and (vi) to review with management internal controls and policies with respect to risk assessment and risk management. The role and responsibilities of our Audit Committee are more fully set forth in a written Charter adopted by our Board of Directors. The Audit Committee was created by our Board of Directors effective May 18, 2006.

Our Compensation Committee currently consists of Messrs. O’Brien (Chair), Clayton and Bloomer. The primary purposes of our Compensation Committee are (i) to review the compensation packages of executive officers and make recommendations to our Board of Directors for said compensation packages, (ii) to review proposed stock option grants and make recommendations to our Board of Directors for said grants, (iii) to engage consultants as required to aide in evaluation of compensation packages for executive officers and independent directors, and (iv) to provide our Board of Directors with recommendations regarding our bonus plans, if any. The role and responsibilities of our Compensation Committee are more fully set forth in a written Charter adopted by our Board of Directors. Our Compensation Committee was created by our Board of Directors effective May 18, 2006.

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The policies underlying our Compensation Committee’s compensation decisions are designed to attract and retain the best-qualified management personnel available. We routinely compensate our executive officers through salaries. At our discretion, we may, as we have in other years, reward executive officers and employees through bonus programs based on profitability and other objectively measurable performance factors. Additionally, we use stock options to compensate our executives and other key employees to align the interests of our executive officers with the interests of our stockholders. In establishing executive compensation, our Compensation Committee evaluates compensation paid to similar officers employed at other companies of similar size in the same industry and the individual performance of each officer as it impacts our overall performance with particular focus on an individual’s contribution to the realization of operating profits and the achievement of strategic business goals. Our Compensation Committee further attempts to rationalize a particular executive’s compensation with that of other executive officers of our company in an effort to distribute compensation fairly among the executive officers. Although the components of executive compensation (salary, bonus and option grants) are reviewed separately, compensation decisions are made based on a review of total compensation.

Our Nomination Committee currently consists of Messrs. Clayton (Chair), Cordes and O’Brien. The primary purposes of our Nomination Committee are to review those directors who are candidates for election or re-election to our Board of Directors, and to make the determination to nominate a candidate for election for the next term. Our Nomination Committee’s methods for identifying candidates for election to our Board of Directors (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources - members of our Board of Directors; our executives; individuals personally known to the members of our Nomination Committee; and other research. Our Nomination Committee may also from time-to-time retain one or more third-party search firms to identify suitable candidates. The role and responsibilities of our Nomination Committee are more fully set forth in a written Charter adopted by our Board of Directors. The Nomination Committee was created by our Board of Directors effective May 20, 2014.

An Ironclad stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our Amended and Restated Bylaws. In addition, the notice must be made in writing and set forth as to each proposed nominee (i) their name, age, business address and residence address, (ii) their principal occupation or employment, (iii) the class and number of shares of stock of our company beneficially owned, (iv) a description of all arrangements between the stockholder, such nominee and any other person(s) pursuant to which the nomination is made, and (v) any other information concerning the nominee that must be disclosed respecting nominees in proxy solicitations pursuant to Rule 14(a) of the Exchange Act of 1934, as amended, (the “Exchange Act”). The recommendation should be addressed to our Secretary.

Among other matters, our Nomination Committee:

(1)	Reviews the desired experience, mix of skills and other qualities to assure appropriate Board of Directors composition, taking into account the current members of our Board of Directors and the specific needs of our company and our Board of Directors;
(2)	Conducts candidate searches, interviews prospective candidates and conducts programs to introduce candidates to our management and operations, and confirms the appropriate level of interest of such candidates;
(3)	Recommends qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of our Board of Directors; and
(4)	Conducts appropriate inquiries into the background and qualifications of potential nominees.

Based on the foregoing, our Board of Directors recommends for nomination Messrs. Clayton, Jacobs, DiGregorio, Giffen and Cordes for re-election as directors on our Board of Directors, subject to stockholder approval, for a one-year term ending on or around the date of the 2017 annual meeting of stockholders.

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Board Leadership Structure and Role in Risk Oversight. Mr. Clayton serves as the Chairman of our Board of Directors and Mr. Cordes serves as our Chief Executive Officer. Our Board of Directors plays an active role, as a whole and also at the committee level, in overseeing management of our risks and strategic direction. Our Board of Directors regularly reviews information regarding our liquidity and operations, as well as the risks associated with each. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Audit Committee oversees the process by which our senior management and relevant employees assess and manage our exposure to, and management of, financial risks. Our Nomination Committee also manages risks associated with the independence of members of our Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks.

Stockholder Communications. Holders of our securities can send communications to our Board of Directors via email to auditcommittee@ironclad.com or by telephoning the Chief Executive Officer or Executive Vice President, Chief Financial Officer and Secretary at our principal executive offices, who will then relay the communications to our Board of Directors.

DIRECTOR INDEPENDENCE

Our Board of Directors currently consists of seven members: Messrs. Bloomer, Clayton, Cordes, DiGregorio, Giffen, Jacobs and O’Brien. Each director serves until our next annual meeting or until his or her successor is duly elected and qualified. We are not a “listed issuer” under Securities and Exchange Commission, or SEC, rules and are therefore not required to have separate committees comprised of independent directors. Our Board of Directors has determined that Messrs. Bloomer, Clayton, DiGregorio, Giffen, Jacobs and O’Brien are “independent” as that term is defined in the applicable rules for companies traded on the NASDAQ Stock Market.

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REPORT OF AUDIT COMMITTEE

The Audit Committee of our Board of Directors has furnished the following report:

On May 18, 2006, our Audit Committee was formed. Mr. DiGregorio has served since his appointment on February 26, 2013, and Messrs. Giffen and O’Brien have served since their appointment on May 20, 2014. Our Audit Committee operates under a written charter that was revised and approved by our Board of Directors effective July 29, 2014. For the fiscal year ended December 31, 2015, our Audit Committee has performed, or has confirmed that our Board of Directors has performed, the duties of our Audit Committee, which is responsible for providing objective oversight of our internal controls and financial reporting process.

In fulfilling its responsibilities for the financial statements for fiscal year 2015, our Audit Committee:

•	Reviewed and discussed the audited financial statements for the year ended December 31, 2015 with management and BDO USA, LLP, or the Auditors, our independent auditors; and
•	Received written disclosures and the letter from the Auditors regarding their independence as required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence. Our Audit Committee discussed with the Auditors their independence.

In fulfilling its responsibilities for the financial statements for fiscal year 2015, our Audit Committee discussed with the Auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, relating to the conduct of the audit.

Based on our Audit Committee’s review of our audited financial statements and discussions with management and the Auditors, our Audit Committee approved the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the SEC.

AUDIT COMMITTEE

Michael A. DiGregorio , Chairman Charles H. Giffen Patrick O’Brien

The information in this Audit Committee Report shall not be deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission or to be subject to Regulation 14A or 14C as promulgated by the Securities and Exchange Commission, or to the liabilities of Section 18 of the Exchange Act.

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PROPOSAL NO. 2

INDEPENDENT PUBLIC ACCOUNTANTS

Proposal 2 is to ratify the appointment of BDO USA, LLP, or “BDO”, as our independent accountants for the year ending December 31, 2016. Our Audit Committee recommended and our Board of Directors has selected, subject to ratification by a majority vote of the stockholders in person or by proxy at the Annual Meeting, BDO as our independent public accountant for the current fiscal year ending December 31, 2016. Representatives of BDO are expected to be present telephonically at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. In addition, at the Annual Meeting, representatives of BDO are expected to be available to respond to appropriate questions posed by our stockholders.

While there is no legal requirement that this proposal be submitted to stockholders, it will be submitted at the Annual Meeting nonetheless, as our Board of Directors believes that the selection of auditors to audit our consolidated financial statements is of sufficient importance to seek stockholder approval. If the majority of our stockholders present and entitled to vote at the Annual Meeting do not ratify the appointment of BDO as our auditors for the current fiscal year, BDO will continue to serve as our auditors for the current fiscal year, and our Audit Committee will engage in deliberations to determine whether it is in our best interest to continue BDO’s engagement as our auditors for fiscal 2017.

BDO is our principal independent public accounting firm. All audit work was performed by the full time employees of BDO. Our Audit Committee approves in advance all services performed by BDO. Our Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence, and has approved such services.

Audit Fees

Aggregate fees for professional services rendered by BDO for the year ended December 31, 2015 and 2014 are set forth below.

	2015	2014
Audit Fees – BDO USA, LLP	$105,000	$92,500
Audit-Related Fees	-	-
Total Auditor Fees	$105,000	$92,500

The audit fees for the years ended December 31, 2015 and 2014 were for professional services rendered by BDO. Audit fees relate to professional services rendered in connection with the audit of our consolidated annual financial statements, quarterly review of consolidated financial statements included in our Quarterly Reports on Form 10-Q and audit services provided in connection with other statutory and regulatory filings.

Audit-Related Fees

There were no fees for audit-related services for the years ended December 31, 2015 and 2014. Audit-related services principally include accounting consultations.

Tax Fees

Fees were incurred totaling approximately $20,400 and $18,200 during the years ended December 31, 2015 and 2014, respectively for tax services, including for tax compliance, tax advice and tax planning. The tax services were provided by Huselton, Morgan & Maultsby and BDO during the years ended December 31, 2015 and December 31, 2014.

All Other Fees

No other fees were incurred during the years ended December 31, 2015 and 2014 for services provided by BDO, except as described above.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” RATIFYING THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT AUDITORS.

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PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are required to include in this Proxy Statement and present at the Annual Meeting a non-binding stockholder vote to approve the compensation of our executives, as described in this Proxy Statement, pursuant to the compensation disclosure rules of the SEC. Proposal 3, commonly known as a “say on pay” vote, gives stockholders the opportunity to endorse or not endorse the compensation of our executives as disclosed in this Proxy Statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, that the stockholders approve the compensation of the Company’s executives, as disclosed in the compensation tables and related narrative disclosure in the Company’s proxy statement for the Annual Meeting.

This vote will not be binding on our Board of Directors and may not be construed as overruling a decision by our Board of Directors or creating or implying any change to the fiduciary duties of our Board of Directors. The vote will not affect any compensation previously paid or awarded to any executive. Our Compensation Committee and our Board of Directors may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The purpose of our compensation programs is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of stockholder value.

Required Vote

Endorsement of the compensation of our executive officers will require the affirmative vote of a majority of the shares of our common stock present or represented and entitled to vote at the Annual Meeting with respect to such proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RESOLUTION APPROVING THE COMPENSATION OF OUR EXECUTIVES.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, as to each individual serving as our principal executive officer, each of the other two most highly compensated executive officers and two additional individuals for whom disclosure would have been provided but for the fact that the individuals were not serving as executive officers at the end of our last completed fiscal year, whose compensation exceeded $100,000 during our last fiscal year, information concerning all compensation paid for services to us in all capacities for our last two fiscal years.

Name and Principal Position	Year	Salary ($)	Option Awards ($)	All Other Compen-sation ($)	Total ($)
Jeffrey Cordes (1)	2015	300,000	—	10,600	310,600
Chief Executive Officer, President, Director	2014	252,692	325,103	11,129	588,924
William Aisenberg(2)	2015	225,000	—	9,036	234,036
Executive Vice President, Chief	2014	144,519	136,819	6,103	287,411
Financial Officer, Secretary

Kenneth Bryan Griggs(3)	2015	176,538	—	5,154	181,692
Former Exec. V.P. – Sales &	2014	212,827	65,606	6,065	284,498
Marketing

(1)	Mr. Cordes commenced employment as our Chief Executive Officer, President and a Director on February 18, 2014. The other compensation disclosed for Mr. Cordes represents 401(k) employer matching funds. Mr. Cordes’ annual base salary is $300,000 and he may also receive a discretionary bonus as determined by the Compensation Committee of our board of directors. Mr. Cordes has an employment agreement with us the terms of which are discussed below. On February 18, 2014, we granted Mr. Cordes options to purchase 2,700,000 shares of our common stock, with 25% vesting on the first anniversary of the date of grant and 1/36th of the remaining amount vesting at the end of each month thereafter. The fair value of those options was estimated on the date of grant using the Black-Scholes Model with the following weighted-average assumptions:

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2014	2.14%	80.9%	6.25 years	None

(2)	Mr. Aisenberg commenced employment as our Executive Vice President, Chief Financial Officer and Secretary on May 5, 2014. The other compensation disclosed for Mr. Aisenberg represents 401(k) employer matching funds. Mr. Aisenberg’s annual base salary is $225,000 and he may also receive a discretionary bonus as determined by the Compensation Committee of our board of directors. Mr. Aisenberg has an employment agreement with us the terms of which are discussed below. On May 8, 2014, we granted Mr. Aisenberg options to purchase 1,000,000 shares of our common stock, with 25% vesting on the first anniversary of the date of grant and 1/36th of the remaining amount vesting at the end of each month thereafter. The fair value of those options was estimated on the date of grant using the Black-Scholes Model with the following weighted-average assumptions:

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2014	2.62%	82.2%	6.25 years	None

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(3)	Mr. Griggs commenced employment as our Executive Vice President-Sales & Marketing on February 20, 2014. The other compensation disclosed for Mr. Griggs represents 401(k) employer matching funds. Mr. Griggs’ annual base salary is $255,000 and he may also receive a discretionary bonus as determined by the Compensation Committee of our board of directors. Mr. Griggs employment with the Company terminated on July 17, 2015. On March 1, 2014, we granted Mr. Griggs options to purchase 500,000 shares of our common stock, with 25% vesting on the first anniversary of the date of grant and 1/36th of the remaining amount vesting at the end of each month thereafter. The fair value of those options was estimated on the date of grant using the Black-Scholes Model with the following weighted-average assumptions:

Year	Risk Free Interest Rate	Volatility	Term	Dividends
2014	2.25%	84.5%	6.25 years	None

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding outstanding options held by our named executive officers as of the end of our fiscal year ended December 31, 2015.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($) (1)	Option Expiration Date
Jeffrey Cordes	—	(2)	2,700,000	(2)	0.17	2/18/24

William Aisenberg	—	(3)	1,000,000	(3)	0.19	5/8/24

(1)	On May 4, 2009, the board of directors approved changing the exercise price for all outstanding stock options, outstanding as of that date, which were fixed and re-priced at $0.09 per share, which price represents an amount equal to $0.02 above the average closing stock price of the Company over the prior 30 days.
(2)	Mr. Cordes was granted options to purchase 2,700,000 shares on 2/18/14, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.
(3)	Mr. Aisenberg was granted options to purchase 1,000,000 shares on 5/8/14, 25% vested on the first anniversary of the effective date of grant and 1/36th of the remaining amount of shares vest at the end of each month thereafter.

The following executive officers listed in the above table exercised options during the fiscal year ended December 31, 2015:

Name	# Options Exercised	Exercise Price	Total
None

Director Compensation

The following table presents information regarding compensation paid to our non-employee directors for our fiscal year ended December 31, 2015.

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Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
R. D. Pete Bloomer	30,000	28,000	58,000
Vane Clayton	42,000	46,667	88,667
Michael DiGregorio	36,000	37,333	73,333
Charles Giffen	30,000	28,000	58,000
David Jacobs	30,000	28,000	58,000
Patrick O’Brien	36,000	37,333	73,333

None of the directors listed in the above table exercised options during the fiscal year ended December 31, 2015.

In 2014, non-employee directors of Ironclad received $30,000 for attending meetings and serving on Ironclad’s board of directors. In addition, effective May 20, 2014, the Chairman of the Board began to receive an additional $12,000 per year, payable in four quarterly installments of $3,000 each. Also effective May 20, 2014, committee chairs began to receive an additional $6,000 per year, payable in four quarterly installments of $1,500 each. In 2015, non-employee directors of Ironclad received $30,000 for attending meetings and serving on Ironclad’s board of directors. In addition, the Chairman of the Board received an additional $12,000 per year, payable in four quarterly installments of $3,000 each. Also, committee chairs received an additional $6,000 per year, payable in four quarterly installments of $1,500 each. Since April 2000, non-employee directors of Ironclad California and, after 2006, our company have each received options to purchase shares or restricted shares of Ironclad common stock upon their appointment to our board of directors and periodically thereafter. We expect to continue the practice of compensating our directors with options to purchase our common stock going forward. Compensation payable to non-employee directors may be adjusted from time to time, as approved by our board of directors.

Service Contracts

Except as described in this section, neither our company nor Ironclad California is party to any employment agreements with any of its executive officers.

Ironclad California executed a Consulting Agreement with Eduard Albert Jaeger, its’ founder and former CEO, effective in February 18, 2014. Pursuant to the terms of this two year Consulting Agreement, Mr. Jaeger was paid an initial base fee of $225,000 for the first year of the agreement and a base fee of $150,000 for the second year of the agreement. In addition, the Company reimbursed Mr. Jaeger for 100% of the premiums for COBRA coverage for himself and his family for the first 12 months of the agreement. The Company also reimbursed Mr. Jaeger for any travel and lodging expense incurred while rendering services to the Company.

On February 18, 2014, we entered into an offer letter with Jeffrey Cordes pursuant to which Mr. Cordes will serve as our Chief Executive Officer and a member of our board of directors. Mr. Cordes will receive an annual salary of $300,000 and is eligible to receive an incentive bonus for fiscal 2014 of $125,000 based upon our company achieving revenue and operating income (defined as earnings before interest, taxes, depreciation, amortization and stock compensation expense) targets, and based upon Mr. Cordes and/or our company achieving certain corporate objectives, as determined by our board of directors with input from Mr. Cordes within 30 days following the commencement of Mr. Cordes employment. To the extent earned, 50% of the incentive bonus for fiscal 2014 will be paid in cash and 50% will be paid through the issuance of shares of our common stock with an equivalent value as of the date of issuance, with 50% of such shares (the unvested portion) remaining subject to forfeiture until such time as our board of directors determines that our revenue and operating income for fiscal 2015 will exceed our revenue and operating income for fiscal 2014. In the event that our board of directors does not determine by December 31, 2015 that our revenue and operating income for fiscal 2015 will exceed our revenue and operating income for fiscal 2014, the unvested portion of such shares will be forfeited. In the event that Mr. Cordes’ employment is terminated by the us (other than for cause) (i) within six months of a sale of our company to an unaffiliated third party or any going private transaction or private equity investment or purchase of equity interests in our company that results in a change in the beneficial ownership of our securities of more than 50% of the total combined voting power of all of our outstanding securities, we will continue to pay Mr. Cordes’ then-current base salary for a period of 12 months following the effective date of such termination, and (ii) at any other time, we will continue to pay Mr. Cordes’ then-current base salary for six months following the effective date of such termination.

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On May 5, 2014, we entered into an offer letter with William Aisenberg pursuant to which Mr. Aisenberg will serve as our Executive Vice President and Chief Financial Officer. Mr. Aisenberg will receive an annual salary of $225,000 and is eligible to receive an incentive bonus for fiscal 2014 of 30% of his annual salary based upon our company achieving revenue and operating income (defined as earnings before interest, taxes, depreciation, amortization and stock compensation expense) targets, and based upon Mr. Aisenberg and/or our company achieving certain corporate objectives, as determined by our board of directors with input from Mr. Aisenberg within 30 days following the commencement of Mr. Aisenberg’s employment. To the extent earned, 50% of the incentive bonus for fiscal 2014 will be paid in cash and 50% will be paid through the issuance of shares of our common stock with an equivalent value as of the date of issuance, with 50% of such shares (the unvested portion) remaining subject to forfeiture until such time as our board of directors determines that our revenue and operating income for fiscal 2015 will exceed our revenue and operating income for fiscal 2014. In the event that our board of directors does not determine by December 31, 2015 that our revenue and operating income for fiscal 2015 will exceed our revenue and operating income for fiscal 2014, the unvested portion of such shares will be forfeited. In the event that Mr. Aisenberg’s employment is terminated by us (other than for cause) (i) within six months of a sale of our company to an unaffiliated third party or any going private transaction or private equity investment or purchase of equity interests in our company that results in a change in the beneficial ownership of our securities of more than 50% of the total combined voting power of all of our outstanding securities, we will continue to pay Mr. Aisenberg’s then-current base salary for a period of 12 months following the effective date of such termination, and (ii) at any other time, we will continue to pay Mr. Aisenberg’s then-current base salary for six months following the effective date of such termination.

Indemnification of Directors and Executive Officers and Limitation of Liability

We are a Nevada corporation. The Nevada Revised Statutes, indemnification agreements to which our directors and officers are party and certain provisions of our Amended and Restated Bylaws under certain circumstances provide for indemnification of our officers, directors and controlling persons against liabilities which they may incur in such capacities. A summary of the circumstances in which such indemnification is provided for is contained herein, but this description is qualified in its entirety by reference to the form of indemnification agreement included with our filings with the SEC, our Amended and Restated Bylaws and to the statutory provisions.

In general, any officer, director, employee or agent may be indemnified against expenses, fines, settlements or judgments arising in connection with a legal proceeding to which such person is a party, if that person is not liable due to conduct that constituted a breach of his or her fiduciary duties and such breach involved intentional misconduct, fraud or a knowing violation of law, and that person’s actions were in good faith, were believed to be in our best interest, and were not unlawful. Indemnification may not be made for any claim as to which the person seeking indemnity has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals, to be liable to our company unless the court in which the action or suit was brought or another court of competent jurisdiction determines that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court deems proper. Unless such person is successful upon the merits in such an action, indemnification may be awarded only after a determination by independent decision of our Board of Directors, by legal counsel, or by a vote of our stockholders, that the applicable standard of conduct was met by the person to be indemnified. Under our Amended and Restated Bylaws and the indemnification agreements with our officers and directors, we will advance expenses incurred by officers, directors, employees or agents who are parties to or are threatened to made parties to any threatened, pending or completed action by reason of the fact that such person was serving in such capacity, prior to the disposition of such action and promptly following request therefor, upon receipt of an undertaking by or on behalf of such person to repay such advances if it should be determined ultimately that such person is not entitled to indemnification.

The circumstances under which indemnification is granted in connection with an action brought on our behalf is generally the same as those set forth above; however, with respect to such actions, indemnification is granted only with respect to expenses actually incurred in connection with the defense or settlement of the action. Indemnification may also be granted pursuant to the terms of agreements which may be entered in the future or pursuant to a vote of stockholders or directors. The Nevada Revised Statutes also grant us the power to purchase and maintain insurance which protects our officers and directors against any liabilities incurred in connection with their service in such a position, and we have obtained such a policy.

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A stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees, regarding which indemnification by us is sought, nor are we aware of any threatened litigation that may result in claims for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of our common stock as of May 3, 2016 by:

•	each of our executive officers;
•	each of our directors (other than those directors whose term of office will not continue after the Annual Meeting);
•	all of our directors and executive officers as a group; and
•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of May 3, 2016 are deemed to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The information presented in this table is based on 83,098,600 shares of our common stock outstanding on May 3, 2016. Unless otherwise indicated, the address of each of the executive officers and directors and 5% or more stockholders named below is c/o Ironclad Performance Wear Corporation, 1920 Hutton Court, Suite 300, Farmers Branch, Texas 75234.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding
Executive Officers and Directors:
Jeffrey Cordes (1)	2,218,623	2.6%
Chief Executive Officer, Director
William Aisenberg (2)	2,400,339	2.9%
Chief Financial Officer, Executive Vice President, Secretary
Vane Clayton (3)	1,701,175	2.0%
Director
David Jacobs (4)	854,310	1.0%
Director
Michael DiGregorio (5)	967,476	1.2%
Director
Charles Giffen (6)	519,577	*
Director
Directors and officers as a group (6 persons) (7)	8,661,500	10.0%
5% Shareholders:
Ronald Chez	7,535,791	9.1%
Scott Jarus	7,299,700	8.8%
Kenneth J. Frank	5,842,951	7.0%

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* Less than 1%

(1)	Includes 1,575,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of May 3, 2016.
(2)	Includes 520,833 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of May 3, 2016.
(3)	Consists of (i) 667,217 shares of common stock held directly, (ii) 166,667 shares of common stock held by Clayton Wyoming, LLC, of which Mr. Clayton is the manager and as such has voting and investment power, and (iii) 867,291 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of May 3, 2016.
(4)	Includes 306,000 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of May 3, 2016.
(5)	Includes 232,500 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of May 3, 2016.
(6)	Includes 232,500 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of May 3, 2016.
(7)	Consists of, (i) 4,927,376 shares of common stock, and (ii) 3,734,124 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of May 3, 2016.

Equity Compensation Plan Information

The following table sets forth information concerning our equity compensation plans as of December 31, 2015.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (2000 Stock Incentive Plan)	406,795 (1)	$0.09	—

Equity compensation plans approved by security holders (2006 Stock Incentive Plan)	10,457,258 (2)	$0.154	4,856,898

Equity compensation plans not approved by security holders (Warrants)	43,146 (3)	$0.185	—

Total	10,907,199	$0.152	4,856,898

(1)	This number represents options assumed in connection with the merger with Ironclad California.
(2)	This number represents stock options to purchase 10,457,258 shares of our common stock under the 2006 Stock Incentive Plan, or the Plan.
(3)	This number represents warrants issued to purchase 43,146 shares of our common stock in exchange for services. This warrant has no expiration.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Officers and Directors

Other than the transactions described below, since January 1, 2014, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

•	in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years; and
•	in which any director, executive officer, stockholder who beneficially owns 5% or more of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Mr. Jaeger, our former Head of Business Development and a board member, resigned as an officer and director of our company and its subsidiaries on February 18, 2014 and agreed to cancel his existing separation agreement. Concurrent with such resignation we engaged Mr. Jaeger as a consultant for a term of two years to act as a brand ambassador and evangelist for our products, attend trade shows and leverage his industry relationships on our behalf.

Director Independence

Our Board of Directors currently consists of seven members: Messrs. Bloomer, Clayton, Cordes, DiGregorio, Giffen, Jacobs and O’Brien. We are not a “listed issuer” under SEC rules. Our Board of Directors has determined that Messrs. Bloomer, Clayton, DiGregorio, Giffen, Jacobs and O’Brien are “independent” as that term is defined in the applicable rules for companies traded on the NASDAQ Stock Market.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC.  Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file.  Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2015, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements other than Mr. Clayton who did not timely file one Form 4 reporting one transaction.

STOCKHOLDER PROPOSALS

In order for a stockholder proposal to be considered for inclusion in our Proxy Statement for our 2017 annual meeting of stockholders, the written proposal must be received by us no later than January 6, 2017, and should contain the information required by our Amended and Restated Bylaws. If the date of next year’s annual meeting is moved more than 30 days before or after June 27, 2017, the first anniversary of this year’s Annual Meeting, the deadline for inclusion of proposals in our Proxy Statement is instead a reasonable time before we begin to print and mail our proxy materials for next year’s meeting. Upon determination by us that the date of our 2017 annual meeting will be advanced or delayed by more than 30 days from the date of our 2016 Annual Meeting, we will disclose such change in the earliest possible Quarterly Report on Form 10-Q. Any proposals will also need to comply with Rule 14a-8 of the rules and regulations promulgated under the Exchange Act regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should be addressed to our Secretary at our principal executive offices.

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If you intend to present a proposal at our 2017 annual meeting of stockholders and the proposal is not intended to be included in our proxy statement relating to that meeting, you must give us advance notice of the proposal in accordance with our Amended and Restated Bylaws. Pursuant to our Amended and Restated Bylaws, in order for a stockholder proposal to be deemed properly presented in these circumstances, a stockholder must deliver notice of the proposal to our Secretary, at our principal executive offices, from and after March 29, 2017 through April 28, 2017. However, if the date of our 2017 annual meeting of stockholders is more than 30 days before or after June 27, 2017, the first anniversary of this year’s Annual Meeting, stockholders must give us notice of any stockholder proposals after the 90th day prior to next year’s annual meeting and before the 60th day prior to next year’s annual meeting, or in the event public announcement of the date of such annual meeting is first made by us fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which we first make public announcement of the date of next year’s annual meeting. If a stockholder does not provide us with notice of a stockholder proposal in accordance with the deadlines described above, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We are delivering this Proxy Statement and an annual report to all stockholders of record as of the record date. Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Proxy Statement and annual report if previously notified by their bank, broker or other holder. This process, by which only one proxy statement and annual report, as the case may be, is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.” Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.

Street name stockholders in a single household who received only one copy of the Proxy Statement or annual report may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record. Similarly, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form. Alternatively, street name stockholders whose holders of record utilize the services of Pacific Stock Transfer Company (as indicated on the voting instruction form sent to them) may send written instructions to Householding Department, 4045 South Spencer Street, Suite 403, Las Vegas, NV 89119 or call (702) 361-3033. The instructions must include the stockholder’s name and account number and the name of the bank, broker or other holder of record. Otherwise, street name stockholders should contact their bank, broker or other holder.

Copies of this Proxy Statement and our annual report are available promptly by calling (972) 996-5664, or by writing to Ironclad Performance Wear Corporation, 1920 Hutton Court, Suite 300, Farmers Branch, TX 75234. If you are receiving multiple copies of this Proxy Statement, you also may request orally or in writing to receive a single copy of this Proxy Statement by calling (972) 996-5664, or writing to Ironclad Performance Wear Corporation, Attention: Investor Relations, 1920 Hutton Court, Suite 300, Farmers Branch, TX 75234.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

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IRONCLAD PERFORMANCE WEAR CORPORATION

June 27, 2016

Please date, sign and mail your proxy card in the

envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK AS SHOWN HERE

1. TO ELECT THE FOLLOWING FIVE NOMINEES AS DIRECTORS:

VANE CLAYTON

JEFFREY D. CORDES

MICHAEL A. DiGREGORIO

CHARLES H. GIFFEN

DAVID JACOBS

_______ FOR NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY BELOW)

_______ WITHHELD

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below:)

 -------------------------------------------------------------------

The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

2. TO RATIFY THE APPOINTMENT OF BDO USA, LLP, AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

____ FOR ____ AGAINST ____ ABSTAIN

3. TO APPROVE THE FOLLOWING RESOLUTION ENDORSING OUR EXECUTIVE COMPENSATION:

“RESOLVED, THAT THE STOCKHOLDERS APPROVE THE COMPENSATION OF THE COMPANY’S EXECUTIVES, AS DISCLOSED IN THE COMPENSATION TABLES AND RELATED NARRATIVE DISCLOSURE IN THE COMPANY’S PROXY STATEMENT FOR THE ANNUAL MEETING.”

____ FOR ____ AGAINST ____ ABSTAIN

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF IRONCLAD PERFORMANCE WEAR CORPORATION.

The undersigned revokes any other proxy to vote at such Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

This Proxy will be voted in accordance with the instructions set forth above. Where a vote is not specified, the proxies will vote the shares represented by the proxy “FOR” Proposals 1, 2 and 3 and as said proxy shall deem advisable on such other business as may come before the Meeting, unless otherwise directed.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement dated May 3, 2016 relating to the Meeting.

Please check here if you plan to attend the meeting. [ ]

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To change the address on your account, please check the box	[ ]
at right and indicate your new address in the address space
above. Please note that changes to the registered name(s) on the account may not be submitted via this method

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

IRONCLAD PERFORMANCE WEAR CORPORATION

Proxy for Annual Meeting of Stockholders

The undersigned, a stockholder of Ironclad Performance Wear Corporation, a Nevada corporation (the “Company”), hereby appoints JEFFREY CORDES and WILLIAM AISENBERG or either of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on June 27, 2016 and any postponements or adjournments thereof, and in connection herewith to vote and represent all of the shares of the Company which the undersigned would be entitled to vote as follows:

(Continued and to be signed on the reverse side)

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